Supplemental Information 2nd Quarter 2025 Exhibit 99.2

2 Overview 3 Segment Overview 6 Senior Housing 7 General and Administrative ("G&A") Expense 12 Capital Expenditures 13 Cash Facility Lease Payments 14 Capital Structure 15 Definitions 16 Appendix: Non-GAAP Financial Measures 18 Table of Contents

Overview

($ in 000s, except RevPAR and RevPOR)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2Q25 vs 2Q24 Better B (Worse) (W)	YTD 2Q25 vs YTD 2Q24 B(W)
Resident fees	$ 744,241	$ 739,709	$ 743,729	$ 744,371	$ 2,972,050	$ 777,454	$ 775,614	4.9%	4.7%
Net income (loss)	$ (29,581)	$ (37,742)	$ (50,734)	$ (83,937)	$ (201,994)	$ (64,993)	$ (43,039)	(14.0)%	(60.5)%
Net cash provided by (used in) operating activities	$ (1,146)	$ 55,670	$ 66,455	$ 45,198	$ 166,177	$ 23,402	$ 83,564	50.1%	96.2%
Adjusted EBITDA	$ 97,616	$ 97,816	$ 92,237	$ 98,525	$ 386,194	$ 124,139	$ 117,050	19.7%	23.4%
Adjusted Free Cash Flow	$ (26,287)	$ (5,526)	$ 13,853	$ (11,516)	$ (29,476)	$ 3,780	$ 19,908	NM	NM
RevPAR	$ 4,854	$ 4,835	$ 4,869	$ 4,873	$ 4,858	$ 5,090	$ 5,080	5.1%	5.0%
Weighted average occupancy	77.9%	78.1%	78.9%	79.4%	78.6%	79.3%	80.1%	200 bps	170 bps
RevPOR	$ 6,228	$ 6,193	$ 6,171	$ 6,136	$ 6,182	$ 6,416	$ 6,343	2.4%	2.7%

As of June 30, 2025

Consolidated: 617



Leased
235
Owned
382
645
communities
Managed
28

Consolidated: 50,631



Leased
16,903
Owned
33,728
54,887
units
Managed
4,256

2Q 2025 weighted average occupancy (consolidated communities)

Occupancy Band	Community Count	% of Period End Communities
Greater than 95%	88	14%
90% > 95%	81	13%
85% > 90%	81	13%
80% > 85%	86	14%
75% > 80%	78	13%
70% > 75%	74	12%
Less than 70%	129	21%
Total	617	100%

Important Note Regarding Non-GAAP Financial Measures

- Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

3

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE SENIOR LIVING

($ in 000s)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2Q25 vs 2Q24 B(W)	YTD 2Q25 vs YTD 2Q24 B(W)
Resident fees	$ 744,241	$ 739,709	$ 743,729	$ 744,371	$2,972,050	$ 777,454	$ 775,614	4.9%	4.7%
Management fees	2,618	2,616	2,676	2,611	10,521	2,620	2,623	0.3%	0.2%
Facility operating expense	(542,550)	(537,507)	(548,282)	(554,922)	(2,183,261)	(556,987)	(562,317)	(4.6)%	(3.6)%
Combined Segment Operating Income	204,309	204,818	198,123	192,060	799,310	223,087	215,920	5.4%	7.3%
General and administrative expense [(1)]	(42,108)	(42,555)	(41,460)	(37,613)	(163,736)	(42,221)	(41,371)	2.8%	1.3%
Cash facility operating lease payments (see page 14)	(64,585)	(64,447)	(64,426)	(55,922)	(249,380)	(56,727)	(57,499)	10.8%	11.5%
Adjusted EBITDA	**97,616**	**97,816**	**92,237**	**98,525**	**386,194**	**124,139**	**117,050**	**19.7%**	**23.4%**
Transaction, Legal, and Organizational Restructuring Costs [(2)]	(351)	(134)	(66)	(7,379)	(7,930)	(1,674)	(10,513)	NM	NM
Interest expense, net (see page 14)	(53,739)	(54,174)	(54,570)	(61,641)	(224,124)	(56,611)	(56,479)	(4.3)%	(4.8)%
Payment of financing lease obligations	(262)	(265)	(273)	(284)	(1,084)	(289)	(297)	(12.1)%	(11.2)%
Changes in working capital [(3)]	(21,929)	3,741	15,024	(976)	(4,140)	(21,535)	17,378	NM	77.1%
Non-Development Capital Expenditures, net (see page 13)	(50,591)	(52,325)	(41,718)	(42,121)	(186,755)	(41,127)	(48,814)	6.7%	12.6%
Property and casualty insurance proceeds	2,642	62	3,593	2,251	8,548	1,415	2,072	NM	29.0%
Other [(4)]	327	(247)	(374)	109	(185)	(538)	(489)	(98.0)%	NM
Adjusted Free Cash Flow	**$(26,287)**	**$ (5,526)**	**$ 13,853**	**$(11,516)**	**$ (29,476)**	**$ 3,780**	**$ 19,908**	**NM**	**NM**

(1) Excludes non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs, see page 12.
(2) Transaction, Legal, and Organizational Restructuring Costs includes legal expenses for certain pending putative class action litigation, net of estimated probable insurance recoveries, previously described in the Company's SEC filings of $7.0 million for the fourth quarter and full year 2024, transaction costs for stockholder relations advisory matters of $1.6 million and $5.1 million for the first and second quarters of 2025, respectively, and organizational restructuring costs of $5.2 million for the second quarter of 2025.
(3) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.
(4) Primarily consists of state income tax (provision) benefit.

4

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE SENIOR LIVING

2Q25

($ in 000s)	Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Corporate	All Other [1]
Resident fees [2]	$ 775,614	$ 503,611	$ 272,003	$ —	$ —
Management fees	2,623	—	—	—	2,623
Facility operating expense	(562,317)	(371,718)	(190,599)	—	—
Combined Segment Operating Income	215,920	131,893	81,404	—	2,623
Combined segment operating margin	*27.7%*	*26.2%*	*29.9%*	*—%*	*100.0%*
General and administrative expense [3]	(41,371)	(25,136)	(13,576)	—	(2,659)
Cash facility operating lease payments	(57,499)	—	(57,252)	(247)	—
Adjusted EBITDA	**117,050**	**106,757**	**10,576**	**(247)**	**(36)**
Transaction, Legal, and Organizational Restructuring Costs	(10,513)	—	—	(10,513)	—
Interest expense, net	(56,479)	(57,648)	(1,657)	2,826	—
Payment of financing lease obligations	(297)	—	(78)	(219)	—
Changes in working capital [4]	17,378	—	—	17,378	—
Non-Development Capital Expenditures, net [5]	(48,814)	(32,810)	(6,822)	(9,182)	—
Property and casualty insurance proceeds	2,072	—	—	2,072	—
Other	(489)	—	—	(489)	—
Adjusted Free Cash Flow	**$ 19,908**	**$ 16,299**	**$ 2,019**	**$ 1,626**	**$ (36)**

YTD 2Q25

($ in 000s)	Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Corporate	All Other [1]
Resident fees [2]	$ 1,553,068	$ 1,007,481	$ 545,587	$ —	$ —
Management fees	5,243	—	—	—	5,243
Facility operating expense	(1,119,304)	(740,612)	(378,692)	—	—
Combined Segment Operating Income	439,007	266,869	166,895	—	5,243
Combined segment operating margin	*28.2%*	*26.5%*	*30.6%*	*—%*	*100.0%*
General and administrative expense [3]	(83,592)	(50,735)	(27,475)	—	(5,382)
Cash facility operating lease payments	(114,226)	—	(114,187)	(39)	—
Adjusted EBITDA	**241,189**	**216,134**	**25,233**	**(39)**	**(139)**
Transaction, Legal, and Organizational Restructuring Costs	(12,187)	—	—	(12,187)	—
Interest expense, net	(113,090)	(116,188)	(2,891)	5,989	—
Payment of financing lease obligations	(586)	—	(153)	(433)	—
Changes in working capital [4]	(4,157)	—	—	(4,157)	—
Non-Development Capital Expenditures, net [5]	(89,941)	(59,613)	(16,605)	(13,723)	—
Property and casualty insurance proceeds	3,487	—	—	3,487	—
Other	(1,027)	—	—	(1,027)	—
Adjusted Free Cash Flow	**$ 23,688**	**$ 40,333**	**$ 5,584**	**$ (22,090)**	**$ (139)**

(1) All Other primarily includes communities operated by the Company pursuant to management agreements.
(2) Resident fee revenue excluded from definitions of RevPAR and RevPOR is $1.2 million and $2.4 million, for the second quarter of 2025 and the first half of 2025, respectively.
(3) Excludes non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs, see page 12.
(4) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.
(5) Amounts are presented net of lessor reimbursements of $9.3 million and $11.3 million, for the second quarter of 2025 and the first half of 2025, respectively.

5

Segment Overview

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2Q25 vs 2Q24 B(W)	YTD 2Q25 vs YTD 2Q24 B(W)
Total Senior Housing and All Other									
Revenue [1]	$ 746,859	$ 742,325	$ 746,405	$ 746,982	$ 2,982,571	$ 780,074	$ 778,237	4.8%	4.6%
Combined Segment Operating Income	$ 204,309	$ 204,818	$ 198,123	$ 192,060	$ 799,310	$ 223,087	$ 215,920	5.4%	7.3%
Combined segment operating margin	*27.4%*	*27.6%*	*26.5%*	*25.7%*	*26.8%*	*28.6%*	*27.7%*	*10 bps*	*70 bps*
Senior Housing Segments (see page 7)									
Revenue	$ 744,241	$ 739,709	$ 743,729	$ 744,371	$ 2,972,050	$ 777,454	$ 775,614	4.9%	4.7%
Senior Housing Operating Income	$ 201,691	$ 202,202	$ 195,447	$ 189,449	$ 788,789	$ 220,467	$ 213,297	5.5%	7.4%
Operating margin	*27.1%*	*27.3%*	*26.3%*	*25.5%*	*26.5%*	*28.4%*	*27.5%*	*20 bps*	*70 bps*
Number of communities (period end)	622	619	619	619	619	619	617	(0.3)%	(0.3)%
Total Average Units	51,039	50,927	50,836	50,839	50,910	50,840	50,812	(0.2)%	(0.3)%
RevPAR	$ 4,854	$ 4,835	$ 4,869	$ 4,873	$ 4,858	$ 5,090	$ 5,080	5.1%	5.0%
Weighted average occupancy	77.9%	78.1%	78.9%	79.4%	78.6%	79.3%	80.1%	200 bps	170 bps
RevPOR	$ 6,228	$ 6,193	$ 6,171	$ 6,136	$ 6,182	$ 6,416	$ 6,343	2.4%	2.7%
All Other									
All Other Segment Operating Income (comprised solely of management fees)	$ 2,618	$ 2,616	$ 2,676	$ 2,611	$ 10,521	$ 2,620	$ 2,623	0.3%	0.2%
Resident fee revenue under management [2]	$ 55,760	$ 55,524	$ 54,646	$ 52,447	$ 218,377	$ 53,560	$ 53,264	(4.1)%	(4.0)%

(1) Excludes reimbursed costs on behalf of managed communities.
(2) Not included in consolidated reported amounts.

6

Senior Housing Segments

($ in 000s, except RevPAR and RevPOR)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2Q25 vs 2Q24 B(W)	YTD 2Q25 vs YTD 2Q24 B(W)
Independent Living									
Revenue	$ 148,948	$ 149,542	$ 150,380	$ 150,052	$ 598,922	$ 157,117	$ 158,135	5.7%	5.6%
Segment Operating Income	$ 48,643	$ 50,334	$ 48,747	$ 47,358	$ 195,082	$ 54,232	$ 53,598	6.5%	8.9%
Segment operating margin	*32.7%*	*33.7%*	*32.4%*	*31.6%*	*32.6%*	*34.5%*	*33.9%*	*20 bps*	*100 bps*
Number of communities (period end)	68	68	68	68	68	68	68	—%	—%
Total Average Units	12,564	12,573	12,579	12,581	12,574	12,582	12,584	0.1%	0.1%
RevPAR	$ 3,952	$ 3,965	$ 3,985	$ 3,976	$ 3,969	$ 4,162	$ 4,189	5.6%	5.5%
Weighted average occupancy	79.6%	79.9%	80.8%	81.4%	80.4%	81.2%	82.0%	210 bps	180 bps
RevPOR	$ 4,963	$ 4,959	$ 4,930	$ 4,886	$ 4,934	$ 5,127	$ 5,109	3.0%	3.2%
Assisted Living and Memory Care									
Revenue	$ 510,872	$ 507,191	$ 510,084	$ 510,513	$ 2,038,660	$ 533,379	$ 531,318	4.8%	4.6%
Segment Operating Income	$ 137,458	$ 136,155	$ 131,768	$ 127,922	$ 533,303	$ 149,553	$ 142,707	4.8%	6.8%
Segment operating margin	*26.9%*	*26.8%*	*25.8%*	*25.1%*	*26.2%*	*28.0%*	*26.9%*	*10 bps*	*60 bps*
Number of communities (period end)	537	534	534	534	534	534	532	(0.4)%	(0.4)%
Total Average Units	33,744	33,622	33,523	33,524	33,603	33,524	33,494	(0.4)%	(0.5)%
RevPAR	$ 5,036	$ 5,018	$ 5,060	$ 5,065	$ 5,045	$ 5,292	$ 5,276	5.1%	5.1%
Weighted average occupancy	77.5%	77.6%	78.5%	79.0%	78.2%	78.7%	79.6%	200 bps	160 bps
RevPOR	$ 6,494	$ 6,462	$ 6,448	$ 6,413	$ 6,454	$ 6,720	$ 6,627	2.6%	3.0%
CCRCs									
Revenue	$ 84,421	$ 82,976	$ 83,265	$ 83,806	$ 334,468	$ 86,958	$ 86,161	3.8%	3.4%
Segment Operating Income	$ 15,590	$ 15,713	$ 14,932	$ 14,169	$ 60,404	$ 16,682	$ 16,992	8.1%	7.6%
Segment operating margin	*18.5%*	*18.9%*	*17.9%*	*16.9%*	*18.1%*	*19.2%*	*19.7%*	*80 bps*	*80 bps*
Number of communities (period end)	17	17	17	17	17	17	17	—%	—%
Total Average Units	4,731	4,732	4,734	4,734	4,733	4,734	4,734	—%	—%
RevPAR	$ 5,948	$ 5,845	$ 5,863	$ 5,901	$ 5,889	$ 6,123	$ 6,067	3.8%	3.4%
Weighted average occupancy	76.1%	76.1%	76.7%	77.4%	76.6%	78.5%	78.5%	240 bps	240 bps
RevPOR	$ 7,815	$ 7,685	$ 7,644	$ 7,622	$ 7,691	$ 7,798	$ 7,729	0.6%	0.2%

7

Senior Housing: Same Community [1]

($ in 000s, except RevPAR and RevPOR)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2Q25 vs 2Q24 B(W)	YTD 2Q25 vs YTD 2Q24 B(W)
Revenue	$ 659,694	$ 655,607	$ 659,240	$ 659,686	$ 2,634,227	$ 689,168	$ 687,270	4.8%	4.6%
Community Labor Expense	(306,828)	(305,602)	(310,422)	(316,312)	(1,239,164)	(314,924)	(322,441)	(5.5)%	(4.1)%
% of revenue	*46.5%*	*46.6%*	*47.1%*	*47.9%*	*47.0%*	*45.7%*	*46.9%*	*(30) bps*	*20 bps*
Other facility operating expense	(166,300)	(165,977)	(170,070)	(168,098)	(670,445)	(173,460)	(171,756)	(3.5)%	(3.9)%
% of revenue	*25.2%*	*25.3%*	*25.8%*	*25.5%*	*25.5%*	*25.2%*	*25.0%*	*30 bps*	*20 bps*
Facility operating expense [2]	(473,128)	(471,579)	(480,492)	(484,410)	(1,909,609)	(488,384)	(494,197)	(4.8)%	(4.0)%
Same Community Operating Income	**$186,566**	**$184,028**	**$178,748**	**$175,276**	**$ 724,618**	**$200,784**	**$193,073**	**4.9%**	**6.3%**
Same Community operating margin	*28.3%*	*28.1%*	*27.1%*	*26.6%*	*27.5%*	*29.1%*	*28.1%*	*0 bps*	*40 bps*
Total Average Units	44,087	44,090	44,089	44,092	44,090	44,093	44,094	—%	—%
RevPAR	$ 4,988	$ 4,957	$ 4,984	$ 4,987	$ 4,979	$ 5,210	$ 5,195	4.8%	4.6%
Weighted average occupancy	78.7%	78.8%	79.6%	80.1%	79.3%	80.0%	80.7%	*190 bps*	*160 bps*
RevPOR	$ 6,335	$ 6,287	$ 6,258	$ 6,228	$ 6,277	$ 6,511	$ 6,436	2.4%	2.6%



Same Community Operating Income [2]
($ in millions)
$186.6
$184.0
$178.7
$175.3
$200.8
$193.1
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025



Same Community RevPAR / Weighted Average Occupancy
RevPAR
Weighted Average Occupancy
78.7%
78.8%
79.6%
80.1%
80.0%
80.7%
$4,988
$4,957
$4,984
$4,987
$5,210
$5,195
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025

(1) Same Community portfolio reflects 547 communities which represents 88.7% of the Company's total consolidated communities. The same community portfolio excludes 70 communities, including 55 communities (6,127 units) leased from Ventas, Inc. with a lease maturity in 2025 and 12 communities (272 units) classified as assets held for sale.

(2) Excludes natural disaster expense, consisting primarily of remediation of storm damage, net of related insurance recoveries, of $7.0 million and $1.1 million for the full year 2024 and the first half of 2025, respectively.

8

Senior Housing Segments: Same Community (1)

($ in 000s, except RevPAR and RevPOR)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2Q25 vs 2Q24 B(W)	YTD 2Q25 vs YTD 2Q24 B(W)
Independent Living									
Revenue	$ 107,654	$ 107,572	$ 107,889	$ 106,965	$ 430,080	$ 111,988	$ 112,643	4.7%	4.4%
Community Labor Expense	(40,004)	(39,754)	(40,353)	(40,941)	(161,052)	(40,825)	(42,253)	(6.3)%	(4.2)%
Other facility operating expense	(31,135)	(30,712)	(31,837)	(31,113)	(124,797)	(32,173)	(32,139)	(4.6)%	(4.0)%
Facility operating expense	(71,139)	(70,466)	(72,190)	(72,054)	(285,849)	(72,998)	(74,392)	(5.6)%	(4.1)%
Same Community Operating Income	$ 36,515	$ 37,106	$ 35,699	$ 34,911	$ 144,231	$ 38,990	$ 38,251	3.1%	4.9%
Same Community operating margin	*33.9%*	*34.5%*	*33.1%*	*32.6%*	*33.5%*	*34.8%*	*34.0%*	*(50) bps*	*20 bps*
Total Average Units	9,133	9,134	9,134	9,136	9,134	9,137	9,137	—%	—%
RevPAR	$ 3,929	$ 3,926	$ 3,937	$ 3,903	$ 3,924	$ 4,085	$ 4,109	4.7%	4.3%
Weighted average occupancy	81.6%	81.7%	82.6%	82.7%	82.2%	82.3%	83.0%	130 bps	100 bps
RevPOR	$ 4,816	$ 4,803	$ 4,766	$ 4,722	$ 4,777	$ 4,962	$ 4,950	3.1%	3.0%
Assisted Living and Memory Care									
Revenue	$ 472,958	$ 470,308	$ 473,803	$ 474,416	$ 1,891,485	$ 495,749	$ 493,918	5.0%	4.9%
Community Labor Expense	(223,935)	(223,489)	(227,599)	(232,492)	(907,515)	(230,952)	(237,106)	(6.1)%	(4.6)%
Other facility operating expense	(114,238)	(114,785)	(117,329)	(115,493)	(461,845)	(118,921)	(118,247)	(3.0)%	(3.6)%
Facility operating expense	(338,173)	(338,274)	(344,928)	(347,985)	(1,369,360)	(349,873)	(355,353)	(5.0)%	(4.3)%
Same Community Operating Income	$ 134,785	$ 132,034	$ 128,875	$ 126,431	$ 522,125	$ 145,876	$ 138,565	4.9%	6.6%
Same Community operating margin	*28.5%*	*28.1%*	*27.2%*	*26.6%*	*27.6%*	*29.4%*	*28.1%*	*0 bps*	*40 bps*
Total Average Units	30,616	30,617	30,615	30,616	30,616	30,616	30,617	—%	—%
RevPAR	$ 5,149	$ 5,120	$ 5,159	$ 5,165	$ 5,148	$ 5,397	$ 5,377	5.0%	4.9%
Weighted average occupancy	78.2%	78.3%	79.1%	79.6%	78.8%	79.4%	80.3%	200 bps	160 bps
RevPOR	$ 6,588	$ 6,540	$ 6,520	$ 6,488	$ 6,534	$ 6,795	$ 6,700	2.4%	2.8%
CCRCs									
Revenue	$ 79,082	$ 77,727	$ 77,548	$ 78,305	$ 312,662	$ 81,431	$ 80,709	3.8%	3.4%
Community Labor Expense	(42,889)	(42,359)	(42,470)	(42,879)	(170,597)	(43,147)	(43,082)	(1.7)%	(1.2)%
Other facility operating expense	(20,927)	(20,480)	(20,904)	(21,492)	(83,803)	(22,366)	(21,370)	(4.3)%	(5.6)%
Facility operating expense	(63,816)	(62,839)	(63,374)	(64,371)	(254,400)	(65,513)	(64,452)	(2.6)%	(2.6)%
Same Community Operating Income	$ 15,266	$ 14,888	$ 14,174	$ 13,934	$ 58,262	$ 15,918	$ 16,257	9.2%	6.7%
Same Community operating margin	*19.3%*	*19.2%*	*18.3%*	*17.8%*	*18.6%*	*19.5%*	*20.1%*	*90 bps*	*60 bps*
Total Average Units	4,338	4,339	4,340	4,340	4,339	4,340	4,340	—%	—%
RevPAR	$ 6,076	$ 5,971	$ 5,956	$ 6,014	$ 6,004	$ 6,254	$ 6,199	3.8%	3.4%
Weighted average occupancy	76.8%	76.6%	77.0%	78.0%	77.1%	79.3%	79.2%	260 bps	250 bps
RevPOR	$ 7,914	$ 7,799	$ 7,731	$ 7,715	$ 7,790	$ 7,891	$ 7,823	0.3%	—%

(1) Same Community portfolio reflects 53 Independent Living communities, 478 Assisted Living and Memory Care communities, and 16 CCRCs.

9

Senior Housing Owned Portfolio[1]

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2Q25 vs 2Q24 B(W)	YTD 2Q25 vs YTD 2Q24 B(W)
Revenue	$ 440,231	$ 435,741	$ 436,238	$ 435,824	$ 1,748,034	$ 503,870	$ 503,611	15.6%	15.0%
Facility operating expense	(328,545)	(323,358)	(329,550)	(334,148)	(1,315,601)	(368,894)	(371,718)	(15.0)%	(13.6)%
Owned Portfolio Operating Income	**$111,686**	**$112,383**	**$106,688**	**$101,676**	**$ 432,433**	**$134,976**	**$131,893**	**17.4%**	**19.1%**
Owned Portfolio operating margin	*25.4%*	*25.8%*	*24.5%*	*23.3%*	*24.7%*	*26.8%*	*26.2%*	*40 bps*	*90 bps*
Additional Information									
Interest expense: debt	$ (53,456)	$ (53,778)	$ (54,171)	$ (54,120)	$ (215,525)	$ (54,659)	$ (57,648)	(7.2)%	(4.7)%
Community level capital expenditures, net (see page 13)	$ (25,309)	$ (25,404)	$ (25,296)	$ (25,656)	$ (101,665)	$ (26,803)	$ (32,810)	(29.2)%	(17.5)%
Number of communities (period end)	345	342	342	353 [2]	353 [2]	383	382	11.7%	11.7%
Total Average Units	31,195	31,075	30,977	30,978	31,056	33,768	33,764	8.7%	8.5%
RevPAR	$ 4,693	$ 4,663	$ 4,682	$ 4,677	$ 4,679	$ 4,962	$ 4,960	6.4%	6.0%
Weighted average occupancy	77.3%	77.4%	78.1%	78.6%	77.8%	78.9%	80.0%	260 bps	210 bps
RevPOR	$ 6,074	$ 6,025	$ 5,998	$ 5,953	$ 6,013	$ 6,288	$ 6,202	2.9%	3.2%

Interest Coverage for the twelve months ended June 30, 2025	1.7x
Net Debt as of June 30, 2025 (see page 15)	$4,036,270

(1) In December 2024 and February 2025, the Company acquired 11 and 30 previously leased communities, respectively. The results of operations of the 41 previously leased communities are included within the Senior Housing Owned Portfolio beginning with the full first quarter of 2025. Prior quarters have not been recast.
(2) The number of owned communities (period end) for the fourth quarter of 2024 and the full year 2024 includes the 11 communities acquired in December 2024.

10

Senior Housing Leased Portfolio[1]

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2Q25 vs 2Q24 B(W)	YTD 2Q25 vs YTD 2Q24 B(W)
Revenue	$ 304,010	$ 303,968	$ 307,491	$ 308,547	$ 1,224,016	$ 273,584	$ 272,003	(10.5)%	(10.3)%
Facility operating expense	(214,005)	(214,149)	(218,732)	(220,774)	(867,660)	(188,093)	(190,599)	11.0%	11.6%
Leased Portfolio Operating Income	**$ 90,005**	**$ 89,819**	**$ 88,759**	**$ 87,773**	**$ 356,356**	**$ 85,491**	**$ 81,404**	**(9.4)%**	**(7.2)%**
Leased Portfolio operating margin	*29.6%*	*29.5%*	*28.9%*	*28.4%*	*29.1%*	*31.2%*	*29.9%*	*40 bps*	*100 bps*
Additional Information									
Cash facility lease payments on leased portfolio (see page 14)	$ (68,088)	$ (68,369)	$ (68,609)	$ (68,044)	$ (273,110)	$ (58,244)	$ (58,987)	13.7%	14.1%
Community level capital expenditures, net (see page 13)	$ (15,065)	$ (20,131)	$ (9,510)	$ (4,568)	$ (49,274)	$ (9,783)	$ (6,822)	66.1%	52.8%
Number of communities (period end)	277	277	277	266 [2]	266 [2]	236	235	(15.2)%	(15.2)%
Total Average Units	19,844	19,852	19,859	19,861	19,854	17,072	17,048	(14.1)%	(14.0)%
RevPAR	$ 5,107	$ 5,104	$ 5,161	$ 5,178	$ 5,138	$ 5,342	$ 5,318	4.2%	4.4%
Weighted average occupancy	79.0%	79.1%	80.2%	80.8%	79.8%	80.2%	80.3%	120 bps	110 bps
RevPOR	$ 6,465	$ 6,450	$ 6,435	$ 6,413	$ 6,440	$ 6,664	$ 6,621	2.7%	2.9%

Lease Coverage for the twelve months ended June 30, 2025	1.11x
Operating and financing lease obligations as of June 30, 2025 (see page 19)	$1,227,142

Facility Lease Maturity Information (Leased Portfolio as of June 30, 2025)

Initial Lease Maturities	Community Count	Total Units	Lease Payments [3]
2025	57	6,294	$ 67,566
2026	2	153	$ 1,664
2027	—	—	$ —
2028	1	116	$ 2,517
2029	17	735	$ 9,867
Thereafter	158	9,605	$ 148,206
Total	235	16,903	$ 229,820

(1) In December 2024 and February 2025, the Company acquired 11 and 30 previously leased communities, respectively. The results of operations of the 41 previously leased communities are excluded from the Senior Housing Leased Portfolio beginning with the full first quarter of 2025. Prior quarters have not been recast.
(2) The number of leased communities (period end) for the fourth quarter of 2024 and the full year 2024 excludes the 11 communities acquired in December 2024.
(3) Cash facility lease payments for the twelve months ended June 30, 2025.

11

G&A Expense

BROOKDALE SENIOR LIVING

Consolidated, unless otherwise noted	2024					2025		2Q25 vs 2Q24	YTD 2Q25 vs YTD 2Q24
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	B(W)	B(W)
G&A expense allocations [1]									
Senior Housing Owned Portfolio allocation	$ 23,172	$ 23,318	$ 22,654	$ 20,573	$ 89,717	$ 25,599	$ 25,136	(7.8)%	(9.1)%
Senior Housing Leased Portfolio allocation	16,001	16,266	15,968	14,565	62,800	13,899	13,576	16.5%	14.9%
All Other allocation	2,935	2,971	2,838	2,475	11,219	2,723	2,659	10.5%	8.9%
Subtotal G&A expense allocations	42,108	42,555	41,460	37,613	163,736	42,221	41,371	2.8%	1.3%
Non-cash stock-based compensation expense	3,273	3,975	3,403	3,533	14,184	3,979	3,089	22.3%	2.5%
Transaction, Legal, and Organizational Restructuring Costs (see page 4)	351	134	66	7,379	7,930	1,674	10,513	NM	NM
General and administrative expense	**$ 45,732**	**$ 46,664**	**$ 44,929**	**$ 48,525**	**$ 185,850**	**$ 47,874**	**$ 54,973**	**(17.8)%**	**(11.3)%**

	2024					2025		2Q25 vs 2Q24	YTD 2Q25 vs YTD 2Q24
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	B(W)	B(W)
Resident fee revenue	$ 744,241	$ 739,709	$ 743,729	$ 744,371	$2,972,050	$ 777,454	$ 775,614	4.9%	4.7%
Resident fee revenue under management [2]	55,760	55,524	54,646	52,447	218,377	53,560	53,264	(4.1)%	(4.0)%
Total (consolidated and under management)	$ 800,001	$ 795,233	$ 798,375	$ 796,818	$3,190,427	$ 831,014	$ 828,878	4.2%	4.1%
G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management)									
G&A expense (excluding non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs)	5.3%	5.4%	5.2%	4.7%	5.1%	5.1%	5.0%	40 bps	30 bps
G&A expense (including non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs)	5.7%	5.9%	5.6%	6.1%	5.8%	5.8%	6.6%	(70) bps	(40) bps

(1) G&A allocations are calculated based on the proportional amount of resident fee revenue (consolidated and under management) attributable to the segment or portfolio. G&A allocations presented herein exclude non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs.

(2) Not included in consolidated reported amounts.

12

Capital Expenditures

BROOKDALE SENIOR LIVING

($ in 000s, except for community level capital expenditures, per average unit)		2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2Q25 vs 2Q24 B(W)	YTD 2Q25 vs YTD 2Q24 B(W)
Community level capital expenditures, including allocations [1]										
Senior Housing Owned Portfolio		$ 25,309	$ 25,404	$ 25,296	$ 25,656	$ 101,665	$ 26,803	$ 32,810	(29.2)%	(17.5)%
Senior Housing Leased Portfolio		15,065	20,131	9,510	4,568	49,274	9,783	6,822	66.1%	52.8%
Community level capital expenditures, net	(A)	40,374	45,535	34,806	30,224	150,939	36,586	39,632	13.0%	11.3%
Corporate capital expenditures [2]		10,217	6,790	6,912	11,897	35,816	4,541	9,182	(35.2)%	19.3%
Non-Development Capital Expenditures, net [1]		**50,591**	**52,325**	**41,718**	**42,121**	**186,755**	**41,127**	**48,814**	**6.7%**	**12.6%**
Development Capital Expenditures, net		218	215	191	13	637	9	3	98.6%	97.2%
Total capital expenditures, net [1]		**50,809**	**52,540**	**41,909**	**42,134**	**187,392**	**41,136**	**48,817**	**7.1%**	**13.0%**
Property and casualty insurance proceeds		(2,642)	(62)	(3,593)	(2,251)	(8,548)	(1,415)	(2,072)	NM	29.0%
Total capital expenditures, net of property and casualty insurance proceeds received [1]		**$ 48,167**	**$ 52,478**	**$ 38,316**	**$ 39,883**	**$ 178,844**	**$ 39,721**	**$ 46,745**	**10.9%**	**14.1%**
Capital Expenditures Reconciliation to Statements of Cash Flow										
Total capital expenditures, net [1]		$ 50,809	$ 52,540	$ 41,909	$ 42,134	$ 187,392	$ 41,136	$ 48,817		
Lessor reimbursements: non-development capital expenditures		249	1,051	6,714	8,944	16,958	2,013	9,324		
Change in related payables		(6,659)	(2,017)	6,342	(766)	(3,100)	(1,332)	(3,675)		
Total cash paid for capital expenditures		**$ 44,399**	**$ 51,574**	**$ 54,965**	**$ 50,312**	**$ 201,250**	**$ 41,817**	**$ 54,466**	**(5.6)%**	**(0.3)%**
Senior Housing Total Average Units	(B)	51,039	50,927	50,836	50,839	50,910	50,840	50,812	(0.2)%	(0.3)%
Community level capital expenditures, net, per average unit	(A/B)	$ 791	$ 894	$ 685	$ 595	$ 2,965	$ 720	$ 780	12.8%	11.0%

(1) Amounts are presented net of lessor reimbursements.

(2) Includes remediation costs at communities resulting from natural disasters of $14.0 million and $0.3 million for the full year 2024 and the first half of 2025, respectively. A portion of such costs are reimbursable under the Company's property and casualty insurance policies.

13

Cash Facility Lease Payments

BROOKDALE SENIOR LIVING

($ in 000s)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2Q25 vs 2Q24 B(W)	YTD 2Q25 vs YTD 2Q24 B(W)
Operating Lease Obligations									
Facility operating lease expense	$ 51,496	$ 50,964	$ 51,937	$ 46,190	$ 200,587	$ 52,874	$ 52,653		
Operating lease expense adjustment	13,089	13,483	12,489	9,732	48,793	3,853	4,846		
Cash facility operating lease payments	64,585	64,447	64,426	55,922	249,380	56,727	57,499	10.8%	11.5%
Financing Lease Obligations									
Interest expense: financing lease obligations	5,061	5,110	5,062	12,528	27,761	5,600	1,750		
Payment of financing lease obligations	262	265	273	284	1,084	289	297		
Cash financing lease payments	5,323	5,375	5,335	12,812	28,845	5,889	2,047	61.9%	25.8%
Total cash facility lease payments [1]	**$ 69,908**	**$ 69,822**	**$ 69,761**	**$ 68,734**	**$ 278,225**	**$ 62,616**	**$ 59,546**	**14.7%**	**12.6%**
Interest Expense Reconciliation to Income Statement									
Interest expense: financing lease obligations	$ 5,061	$ 5,110	$ 5,062	$ 12,528	$ 27,761	$ 5,600	$ 1,750	65.8%	27.7%
Interest income	(4,778)	(4,714)	(4,663)	(5,007)	(19,162)	(3,648)	(2,919)	(38.1)%	(30.8)%
Interest expense: debt	53,456	53,778	54,171	54,120	215,525	54,659	57,648	(7.2)%	(4.7)%
Interest expense, net	53,739	54,174	54,570	61,641	224,124	56,611	56,479	(4.3)%	(4.8)%
Amortization of deferred financing costs	2,257	2,334	2,337	2,795	9,723	3,630	3,712		
Change in fair value of derivatives	(3,087)	345	4,746	(2,438)	(434)	1,142	(29)		
Interest income	4,778	4,714	4,663	5,007	19,162	3,648	2,919		
Interest expense per income statement	**$ 57,687**	**$ 61,567**	**$ 66,316**	**$ 67,005**	**$ 252,575**	**$ 65,031**	**$ 63,081**	**(2.5)%**	**(7.4)%**

(1) Includes cash lease payments for leases of community support centers and information technology systems and equipment.

14

Capital Structure

Total Liquidity
($ in millions)



$346
$324
$389
$306
$350
06/30/2024
09/30/2024
12/31/2024
03/31/2025
06/30/2025
Line of credit available to draw ($98 million as of June 30, 2025)
Cash and cash equivalents and marketable securities ($252 million as of June 30, 2025)

Leverage Ratio
($ in 000s)

Twelve Months Ended June 30, 2025		
Cash facility operating lease payments (see page 14)		$ (234,574)
Adjusted EBITDA		431,951
Cash financing lease payments (see page 14)		(26,083)
Adjusted EBITDA after cash financing lease payments	(A)	$ 405,868
As of June 30, 2025		
Debt (net of $46.4 million in deferred financing costs) [7]		$ 4,291,476
Cash and cash equivalents		(251,888)
Restricted cash held as collateral against existing debt		(3,318)
Net Debt	(B)	4,036,270
Operating and financing lease obligations (see page 19) [8]		1,233,352
Adjusted Net Debt		$ 5,269,622
Annualized Leverage	(B/A)	**9.9 x**
Adjusted Annualized Leverage [9]		**9.3 x**

Debt Principal [1] *($ in millions)*	**Fixed Rate Maturities**	**Variable Rate Maturities**	**Recurring Principal Payments**	**Total**	**Weighted Rate** [2]
2025	$ —	$ —	$ 40	$ 40	5.49 %
2026 [3] [4]	44	326	56	426	6.08 %
2027	696	115	49	860	4.97 %
2028	333	357	38	728	5.83 %
2029 [5]	714	78	30	822	4.36 %
Thereafter	1,131	293	38	1,462	5.22 %
Total	**$ 2,918**	**$ 1,169**	**$ 251**	**$ 4,338**	**5.20 %**

As of June 30, 2025	**Weighted Rate**
Fixed rate debt [6]	4.75 %
Variable rate debt	6.77 %
2026 Notes	2.00 %
2029 Notes	3.50 %
Total debt	5.20 %



Fixed rate debt (6) $2,728
Variable rate debt with interest rate caps and swaps $1,117
Variable rate debt - unhedged $100
Fixed rate convertible senior notes $393
63%
26%
2%
9%

(1) Amount excludes $46.4 million in deferred financing costs, net.

(2) Reflects rates as of June 30, 2025.

(3) Variable rate maturities include $325.9 million of mortgage debt with extension options to 2027.

(4) Fixed rate maturities include $23.3 million of 2.00% convertible senior notes ("2026 Notes").

(5) Fixed rate maturities include $369.4 million of 3.50% convertible senior notes ("2029 Notes").

(6) Excludes convertible senior notes.

(7) Includes the carrying amount of debt of which 88.0%, or $3.8 billion, represented non-recourse property-level mortgage financings.

(8) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA.

(9) Adjusted to exclude $25.9 million of cash facility lease payments for previously leased communities acquired in December 2024 and February 2025.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

15

16 Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/ expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, legal, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, operating lease expense adjustment, non-cash stock-based compensation expense, gain/loss on sale of communities, and Transaction, Legal, and Organizational Restructuring Costs. Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in prepaid insurance premiums financed with notes payable, changes in operating lease assets and liabilities for lease termination, cash paid/received for gain/loss on facility operating lease termination, and lessor capital expenditure reimbursements under operating leases; plus: property and casualty insurance proceeds; less: Non- Development Capital Expenditures and payment of financing lease obligations. Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization. Community Labor Expense is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers' compensation. Development Capital Expenditures means capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue and facility operating expense of previously leased communities acquired and communities disposed during such period adjusted for an implied 5% management fee and capital expenditures at $350/ unit, divided by the trailing-twelve months cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of previously leased communities acquired and of communities disposed during such period, community support centers, information technology systems and equipment, vehicles, and other equipment. Leased Portfolio Operating Income is defined by the Company as resident fee revenue less facility operating expense for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. NM means not meaningful. Non-Development Capital Expenditures is comprised of corporate and community- level capital expenditures, including those related to maintenance, renovations, upgrades, and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities (i.e. Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements. Owned Portfolio Operating Income is defined by the Company as resident fee revenue less facility operating expense for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company's communities), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. Definitions

17 RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company's communities), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects operating results and data  of a consistent population of communities by excluding the impact of changes in the composition of the Company's portfolio of communities. The operating results exclude natural disaster expense and related insurance recoveries. The Company defines its same community portfolio as communities consolidated and operational for the full period in both comparison years. Consolidated communities excluded from the same community portfolio include communities acquired or disposed of since the beginning of the prior year, communities classified as assets held for sale, certain communities planned for disposition including through asset sales or lease terminations, certain communities that have undergone or are undergoing expansion, redevelopment, and repositioning projects, and certain communities that have experienced a casualty event that significantly impacts their operations. Same Community Operating Income is defined by the Company as resident fee revenue less facility operating expense (excluding natural disaster expense and related insurance recoveries) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization. Segment Operating Income is defined by the Company as segment revenue less segment facility operating expense. Segment Operating Income does not include general and administrative expense or depreciation and amortization. All Other Segment Operating Income consists primarily of the previously reported Management Services segment and excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the All Other category. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned or managed communities. Senior Housing Operating Income is defined by the Company as segment revenue less segment facility operating expense for the Company’s Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased or managed communities. Total Average Units represents the average number of units operated during the period. Transaction, Legal, and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity and stockholder relations advisory matters, and are primarily comprised of legal, finance, consulting, professional fees, and other third-party costs. Legal costs include charges associated with putative class action litigation. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. Definitions

Appendix: Non-GAAP Financial Measures

This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the "Definitions" section), which are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company's performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company's definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under "Reconciliations of Non-GAAP Financial Measures" in the Company's earnings release dated August 6, 2025 for additional information regarding the Company's use and the limitations of such non-GAAP financial measures.

Adjusted EBITDA and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations

	2024					2025			Twelve Months Ended June 30, 2025
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	YTD	
Net income (loss)	**$ (29,581)**	**$ (37,742)**	**$ (50,734)**	**$ (83,937)**	**$ (201,994)**	**$ (64,993)**	**$ (43,039)**	**$ (108,032)**	**$ (242,703)**
Provision (benefit) for income taxes	(40)	449	677	3,560	4,646	(676)	(271)	(947)	3,290
Loss (gain) on debt modification and extinguishment, net	—	—	2,267	18,495	20,762	35,220	115	35,335	56,097
Non-operating loss (gain) on sale of assets, net	(704)	(199)	(20)	—	(923)	—	—	—	(20)
Other non-operating (income) loss	(3,338)	(199)	(3,584)	(2,255)	(9,376)	(1,358)	(2,060)	(3,418)	(9,257)
Interest expense	57,687	61,567	66,316	67,005	252,575	65,031	63,081	128,112	261,433
Interest income	(4,778)	(4,714)	(4,663)	(5,007)	(19,162)	(3,648)	(2,919)	(6,567)	(16,237)
Income (loss) from operations	19,246	19,162	10,259	(2,139)	46,528	29,576	14,907	44,483	52,603
Depreciation and amortization	86,127	88,028	90,064	93,569	357,788	90,976	92,853	183,829	367,462
Asset impairment	1,708	—	934	5,915	8,557	1,787	577	2,364	9,213
Loss (gain) on sale of communities, net	—	—	—	—	—	—	(43)	(43)	(43)
Operating lease expense adjustment	(13,089)	(13,483)	(12,489)	(9,732)	(48,793)	(3,853)	(4,846)	(8,699)	(30,920)
Non-cash stock-based compensation expense	3,273	3,975	3,403	3,533	14,184	3,979	3,089	7,068	14,004
Transaction, Legal, and Organizational Restructuring Costs	351	134	66	7,379	7,930	1,674	10,513	12,187	19,632
Adjusted EBITDA	**$ 97,616**	**$ 97,816**	**$ 92,237**	**$ 98,525**	**$ 386,194**	**$ 124,139**	**$ 117,050**	**$ 241,189**	**$ 431,951**
Interest expense: financing lease obligations	(5,061)	(5,110)	(5,062)	(12,528)	(27,761)	(5,600)	(1,750)	(7,350)	(24,940)
Payment of financing lease obligations	(262)	(265)	(273)	(284)	(1,084)	(289)	(297)	(586)	(1,143)
Adjusted EBITDA after cash financing lease payments	**$ 92,293**	**$ 92,441**	**$ 86,902**	**$ 85,713**	**$ 357,349**	**$ 118,250**	**$ 115,003**	**$ 233,253**	**$ 405,868**

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19 Net Debt and Adjusted Net Debt Reconciliations Appendix: Non-GAAP Financial Measures (continued) ($ in 000s) As of June 30, 2025 Long-term debt (including current portion) $ 4,291,476 Cash and cash equivalents (251,888) Cash held as collateral against existing debt (3,318) Net Debt 4,036,270 Operating and financing lease obligations 1,259,702 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (26,350) Adjusted Net Debt $ 5,269,622 Operating and financing lease obligations $ 1,259,702 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (26,350) Adjusted operating and financing lease obligations 1,233,352 Operating and financing lease obligations related to community support centers and information technology leases (6,210) Operating and financing lease obligations for Leased Portfolio $ 1,227,142

Appendix: Non-GAAP Financial Measures (continued)

Adjusted Free Cash Flow Reconciliation

($ in 000s)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2025 YTD
Net cash provided by (used in) operating activities	**$ (1,146)**	**$ 55,670**	**$ 66,455**	**$ 45,198**	**$ 166,177**	**$ 23,402**	**$ 83,564**	**$ 106,966**
Net cash provided by (used in) investing activities	(6,946)	(68,457)	(58,113)	(144,550)	(278,066)	(326,755)	(50,399)	(377,154)
Net cash provided by (used in) financing activities	54,090	(20,375)	(38,801)	147,147	142,061	239,669	(25,759)	213,910
Net increase (decrease) in cash, cash equivalents and restricted cash	$ 45,998	$ (33,162)	$ (30,459)	$ 47,795	$ 30,172	$ (63,684)	$ 7,406	$ (56,278)
Net cash provided by (used in) operating activities	**$ (1,146)**	**$ 55,670**	**$ 66,455**	**$ 45,198**	**$ 166,177**	**$ 23,402**	**$ 83,564**	**$ 106,966**
Changes in prepaid insurance premiums financed with notes payable	23,319	(7,617)	(7,772)	(7,930)	—	22,392	(7,298)	15,094
Changes in operating lease assets and liabilities for lessor capital expenditure reimbursements	(249)	(1,051)	(6,432)	(8,630)	(16,362)	(2,013)	(9,319)	(11,332)
Non-development capital expenditures, net	(50,591)	(52,325)	(41,718)	(42,121)	(186,755)	(41,127)	(48,814)	(89,941)
Property and casualty insurance proceeds	2,642	62	3,593	2,251	8,548	1,415	2,072	3,487
Payment of financing lease obligations	(262)	(265)	(273)	(284)	(1,084)	(289)	(297)	(586)
Adjusted Free Cash Flow	**$(26,287)**	**$ (5,526)**	**$ 13,853**	**$(11,516)**	**$ (29,476)**	**$ 3,780**	**$ 19,908**	**$ 23,688**

Brookdale Senior Living Inc.
105 Westwood Place
Brentwood, TN 37027
(615) 221-2250
brookdale.com

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